Cartesian Reports First Quarter 2016 Financial Results
GAAP Revenues in Q1 2016 Increased 13%

Overland Park, KS – May 16, 2016 – Cartesian, Inc. (NASDAQ: CRTN), a specialist provider of consulting services and managed solutions to the global communications, technology and digital media industries, reported financial results for the first quarter ended April 2, 2016.

Q1 2016 Operational Highlights
•	Farncombe completed security assessment of new UHD Blu-rayTM player for a global provider of consumer and industrial electronics
•	Accepted as a supplier for the United Kingdom government procurement framework, G-Cloud 7
•	Appointed former AT&T CMO Kevin Peters and former CenturyLink senior executive Dennis Huber to newly established advisory board

Q1 2016 Financial Highlights (results compared to the same year-ago quarter)
•	Non-GAAP revenues (on a constant currency basis) increased 15% to $20.8 million (see reconciliation to GAAP, below)
•	GAAP revenues were up 13% to $20.3 million

Management Commentary

"Although our sales activity has been positive as of late, our first quarter results were below our expectations in both North America and EMEA," said Peter Woodward, CEO of Cartesian. "Revenues were lower on a sequential basis, despite experiencing a 13% year-over-year increase compared to the same year-ago period. Despite these results, we are seeing positive signs in the market that signal a healthy demand for our offerings, which we expect to be reflected in our 2016 second half results".

Woodward continued: "As the business models of some of the largest U.S and European companies are rapidly changing—with large-scale investments being made in new product development, infrastructure, and processes—we are in a strong position to deliver our high-grade consulting and technology solutions services. On top of that, we are continuing to optimize our cost structure to better-align costs with our revenue base, which has recently reached record levels. Our focus on securing larger, more long-term and higher-margin projects, along with managing our costs effectively, will be what it takes to scale our company moving forward and deliver strong returns to our shareholders."

Q1 2016 Financial Results
Revenues in the first quarter of 2016 increased by 13% to $20.3 million from $18.1 million in the same year–ago period and decreased 8% sequentially to $20.3 million from $22.2 million in the prior quarter.  The year-over-year increase was primarily due to revenues from Farncombe, which was acquired in July 2015, and contributed $3.5 million of revenues in the quarter.

On a non-GAAP, constant currency basis, revenues in the first quarter of 2016 were $20.8 million, an increase of 15% from $18.1 million in the same year-ago period (see reconciliation to GAAP, below).

Gross profit increased 5% to $7.0 million (35% of revenues) compared to $6.7 million (37% of revenues) in the first quarter of 2015. The decline in gross margin percentage was primarily due to project mix and utilization.

Selling, general and administrative expenses in the first quarter of 2016 were $7.8 million (38% of revenues), compared to $7.3 million (40% of revenues) in the first quarter of 2015. The increase was primarily due to expenses at Farncombe.

GAAP loss from operations in the first quarter of 2016 totaled $744,000, compared to GAAP loss from operations of $628,000 in the first quarter of 2015.

Non-GAAP adjusted loss from operations in the first quarter of 2016 totaled $434,000, compared to a non-GAAP adjusted income from operations of $54,000 in the first quarter of 2015 (see reconciliation to GAAP, below).

GAAP net loss for the first quarter of 2016 totaled $880,000 or $(0.10) per diluted share, an improvement from GAAP net loss of $1.0 million or $(0.13) per diluted share in the first quarter of 2015.

Non-GAAP adjusted net loss for the first quarter of 2016 totaled $639,000 or $(0.07) per diluted share, compared to non-GAAP adjusted net loss of $200,000 or $(0.03) per diluted share in the same year-ago period (see reconciliation to GAAP, below).

As of April 2, 2016, cash and cash equivalents totaled $3.1 million as compared to $6.9 million at the end of the fourth quarter of fiscal 2015.

Conference Call
Cartesian management will hold a conference call today (May 16, 2016) at 4:30 p.m. Eastern time (1:30 p.m. Pacific time) to discuss these results. The call may also include discussion of company developments, forward-looking information and other material information about Cartesian's business and financial matters.

Cartesian CEO Peter Woodward and CFO John Ferrara will host the presentation, followed by a question and answer period.

Date: Monday, May 16, 2016
Time: 4:30 p.m. Eastern time (1:30 p.m. Pacific time)
U.S. dial-in: 1-877-407-0784
International dial-in: 1-201-689-8560

Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 949-574-3860.

The conference call will be broadcasted live and available for replay via the investor section of the company's website.

A replay of the call will be available after 8:00 p.m. Eastern time on the same day through June 16, 2016.

U.S. replay dial-in: 1-877-870-5176
International replay dial-in: 1-858-384-5517
Replay ID: 13636787

About Cartesian, Inc.
Cartesian, Inc. (NASDAQ: CRTN) is a specialist provider of consulting services and managed solutions to leaders in the global communications, technology and digital media industries. Cartesian provides strategic advice, management consulting, and managed solutions to clients worldwide. The company has offices in Boston, Kansas City, London, New York, Philadelphia and Washington. For more information, visit www.cartesian.com.

Investor Contact:

Matt Glover or Najim Mostamand
Liolios Group, Inc.
949-574-3860
CRTN@liolios.com

Non-GAAP Adjustments
In addition to reporting results of operations on a GAAP basis, this press release contains certain non-GAAP adjustments which are described in the schedules accompanying this press release entitled "Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Loss and GAAP Loss from Operations to Non-GAAP Adjusted (Loss) Income from Operations" and "Reconciliation of GAAP Revenues to Non-GAAP Constant Currency Revenues." In making non-GAAP adjustments to GAAP net loss and GAAP loss from operations, the Company took into account certain non-cash expenses and benefits and the impact of certain items that are generally not expected to be on-going in nature or that are unrelated to the Company's core operations, including in each case tax effects as applicable. In calculating revenues for the first quarter of fiscal 2016 on a constant currency basis, the Company applied average foreign exchange rates from the first quarter of fiscal 2015, respectively, to the Company's foreign-denominated revenues in the first quarter of fiscal 2016 (other than revenues from the Farncombe business acquired in the third quarter of fiscal 2015). Management believes non-GAAP financial information provides a useful basis for evaluating underlying business performance, but should not be considered in isolation and is not a substitute for GAAP financial information. The Company believes that providing such adjusted results allows investors and other users of the Company's financial statements to better understand Cartesian's comparative operating performance for the periods presented.

Cartesian's management uses the non-GAAP financial measures in its own evaluation of the Company's performance, particularly when comparing performance to the prior year's period. Cartesian's non-GAAP measures may differ from similar measures used by other companies, even if similar terms are used to identify such measures. Although Cartesian's management believes the non-GAAP financial measures are useful in evaluating the performance of its business, Cartesian acknowledges that items excluded from such measures have a material impact on the Company's loss from operations, net loss, net loss per diluted share and revenues calculated in accordance with GAAP. Therefore, management uses non-GAAP measures in conjunction with GAAP results. Investors and other users of our financial information should also consider the above factors when evaluating Cartesian's results.

Cautionary Statement Regarding Forward Looking Information
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding expectations with respect to the Company's future business, financial condition and results of operations. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company's control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements.  Factors that might affect actual results, performance, or achievements include, among other things, our ability to successfully integrate the operations of Farncombe France SARL and Farncombe Technology Limited with our operations, our ability to successfully implement our strategic relationship with Elutions, conditions in the telecommunications industry, overall economic and business conditions, the demand for the Company's services (including the slowing of client decisions on proposals and project opportunities along with scope reduction of existing projects), the level of cash and non-cash expenditures incurred by the Company, our ability to protect client or Cartesian data or information systems from security breaches and cyber-attacks, technological advances and competitive factors in the markets in which the Company competes, foreign currency exchange rate fluctuations, and the factors described in this press release and in Cartesian's filings with the Securities and Exchange Commission, including the risks described in its periodic reports filed with the SEC, including, but not limited to, "Cautionary Statement Regarding Forward Looking Information" under Part I of its Annual Report on Form 10-K for the fiscal year ended January 2, 2016 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC's web site at www.sec.gov. Any forward-looking statements made in this release speak only as of the date of this release. Cartesian does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

CARTESIAN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Thirteen Weeks Ended	Thirteen Weeks Ended
	April 2,	April 4,
	2016	2015

Revenues	$20,317	$18,050

Cost of services	13,295	11,372

Gross profit	7,022	6,678

Selling, general and administrative expenses (includes non-cash share-based compensation expense of $133 and $301 for the thirteen weeks ended April 2, 2016 and April 4, 2015, respectively)	7,766	7,306
Loss from operations	(744)	(628)
Other income (expense):
Interest expense, net	(60)	(60)
Change in fair value of warrants and derivative liabilities	73	(125)
Incentive warrants expense	(7)	(38)
Total other income (expense)	6	(223)
Loss before income taxes	(738)	(851)
Income tax provision	(142)	(170)
Net loss	$(880)	$(1,021)

Net loss per basic and diluted common share	$(0.10)	$(0.13)

Weighted average shares used in calculation of net loss per basic and diluted common share	8,643	8,090

CARTESIAN, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	April 2,	January 2,
	2016	2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,074	$6,879
Accounts receivable, net	18,611	16,556
Inventory, net	625	625
Prepaid and other current assets	1,795	1,754
Total current assets	24,105	25,814

NONCURRENT ASSETS:
Property and equipment, net	2,502	2,511
Goodwill	10,871	11,071
Intangible assets, net	877	996
Deferred income tax assets	540	509
Other noncurrent assets	442	458
Total Assets	$39,337	$41,359

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$3,502	$3,253
Current borrowings	3,269	3,269
Liabilities for derivatives	879	952
Accrued payroll, bonuses and related expenses	5,075	5,125
Deferred revenue	1,133	1,551
Accrued acquisition consideration	57	327
Other accrued liabilities	2,217	1,924
Total current liabilities	16,132	16,401

NONCURRENT LIABILITIES:
Deferred income tax liabilities	807	780
Deferred revenue	307	407
Contingent consideration liability	1,928	2,176
Other noncurrent liabilities	757	952
Total noncurrent liabilities	3,799	4,315

TOTAL STOCKHOLDERS' EQUITY	19,406	20,643
Total Liabilities and Stockholders' Equity	$39,337	$41,359

CARTESIAN, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED NET LOSS
AND GAAP LOSS FROM OPERATIONS TO NON-GAAP ADJUSTED (LOSS) INCOME FROM OPERATIONS
(unaudited)
(in thousands, except per share data)

	Thirteen Weeks Ended	Thirteen Weeks Ended
	April 2,	April 4,
	2016	2015

Reconciliation of GAAP loss from operations to non-GAAP adjusted (loss) income from operations:

GAAP loss from operations	$(744)	$(628)

Depreciation	245	220
Amortization of intangible assets	89	-
Non-cash share based compensation expense	133	301
Fair value adjustment to contingent consideration	(248)	-
Foreign currency exchange loss on note payable	91	161
Adjustments to GAAP loss from operations	310	682

Non-GAAP adjusted (loss) income from operations	$(434)	$54

Reconciliation of GAAP net loss to non-GAAP adjusted net loss:

GAAP net loss	$(880)	$(1,021)

Depreciation	245	220
Amortization of intangible assets	89	-
Non-cash share based compensation expense	133	301
Fair value adjustment to contingent consideration	(248)	-
Change in fair value of derivative liabilities	(73)	125
Foreign currency exchange loss on note payable	91	161
Incentive warrants expense	7	38
Tax effect of applicable non-GAAP adjustments (1)	(3)	(24)
Adjustments to GAAP net loss	241	821

Non-GAAP adjusted net loss	$(639)	$(200)

Reconciliation of GAAP net loss per diluted common share to non-GAAP adjusted net loss per diluted common share:

GAAP net loss per diluted common share	$(0.10)	$(0.13)

Depreciation	0.03	0.03
Amortization of intangible assets	0.01	-
Non-cash share based compensation expense	0.02	0.04
Fair value adjustment to contingent consideration	(0.03)	-
Change in fair value of derivative liabilities	(0.01)	0.01
Foreign currency exchange loss on note payable	0.01	0.02
Incentive warrants expense	-	-
Tax effect of applicable non-GAAP adjustments (1)	-	-
Adjustments to GAAP net loss per diluted common share	0.03	0.10

Non-GAAP adjusted net loss per diluted common share	$(0.07)	$(0.03)

Weighted average shares used in calculation of Non-GAAP adjusted net loss per diluted common share	8,643	8,090

(1) The Company calculated the tax effect of non-GAAP adjustments by applying an applicable estimated jurisdictional tax rate to each specific non-GAAP item after consideration of the Company's valuation allowance.

CARTESIAN, INC.
RECONCILIATION OF NON-GAAP CONSTANT CURRENCY REVENUES TO GAAP REVENUES
(unaudited)
(in thousands, except growth rates)

	Thirteen Weeks Ended	Thirteen Weeks Ended
	April 2,	April 4,	Year-Over-Year
	2016	2015	Growth

Non-GAAP Constant Currency Revenues Reconciliation (1),(2)

GAAP revenues, as reported	$20,317	$18,050	12.6%
Foreign currency exchange impact on first quarter 2016 revenues using first quarter 2015 average rates (2)	490
Non-GAAP revenues, at constant currency	$20,807	$18,050	15.3%

(1) Non-GAAP revenues on a constant currency basis are calculated by applying the average foreign exchange rates for the thirteen weeks ended April 4, 2015 to foreign-denominated revenues in the comparable current year period. The difference between non-GAAP revenues and revenues calculated in accordance with GAAP is shown as "foreign currency exchange impact" in the table above. Non-GAAP constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in non-GAAP constant currency revenues in the first quarter of fiscal 2016 compared to GAAP revenues for the prior year period.

(2) The calculation of the foreign currency exchange impact on our fiscal 2016 revenues excludes the impact of the Farncombe acquisition on July 22, 2015. Revenues for the Farncombe entities are included in our GAAP revenues for the thirteen weeks ended April 2, 2016.